UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number         811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2010 - May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
May 31, 2011

Guggenheim Strategic Opportunities Fund

GOF

GUGGENHEIM

www.guggenheimfunds.com/gof

... your window to the LATEST,

most up-to-date information about the

Guggenheim Strategic Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund

Dear Shareholder |

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund,” previously known as the Claymore/Guggenheim Strategic Opportunities Fund). This report covers the Fund’s performance for the fiscal year ended May 31, 2011.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $100 billion in assets under management and supervision.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2011, the Fund returned 26.14% on an NAV basis and 40.85% on a market price basis. The closing price of the Fund’s shares as of May 31, 2011, was $22.32, which represented a premium of 10.99% to the NAV of $20.11. The closing price of the Fund’s shares as of May 31, 2010, was $17.46, which represented a discount of 0.57% to the NAV of $17.56. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

During the 12-month period ended May 31, 2011, the Fund paid monthly dividends of $0.154 per share, plus a special dividend of $0.027 in December 2010. The most recent dividend represents an annualized distribution rate of 8.28% based on the Fund’s last closing market price of $22.32 as of May 31, 2011.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You’ll find information on GPAM’s investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

Annual Report l May 31, 2011 l 3

GOF l Guggenheim Strategic Opportunities Fund l Dear Shareholder continued

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gof.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Guggenheim Strategic Opportunities Fund

June 30, 2011

4 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l

Questions & Answers |

Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; Michael Curcio, Senior Managing Director; and Kerim Engin, Ph. D., Managing Director & Director of Risk Management. In the following interview, the investment team discusses the market environment and the Fund’s performance for the Fund’s fiscal year ended May 31, 2011.

Please remind us of this Fund’s objective and the way it is managed.

The Fund’s investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPAM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value will be achieved.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities”) that GPAM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPAM believes the volatility (risk) of the Fund can be reduced by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

Under normal market conditions:

• The Fund may invest up to 60% of its total assets in income securities rated below investment grade (commonly referred to as “junk bonds”).

• The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

• The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

• The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly and may invest up to 20% of the Fund’s total assets in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPAM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund seeks to enhance the level of distributions by utilizing financial leverage through borrowings, reverse repurchase agreements or other forms of debt. As of May 31, 2011, the amount of leverage was approximately 30% of the Fund’s total assets.

Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares’ return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Please tell us about the market environment over the last year.

As the U.S. and world economy continued to recover, albeit at a relatively modest pace, financial markets were generally strong, although with considerable volatility. U.S. equities were generally the strongest major asset class. In the bond market, the spread sectors (that is, bonds that carry credit risk) performed especially well, as investors in search of yield embraced risky assets. High yield bonds and riskier asset classes such as asset-backed securities (“ABS”), riskier sectors of commercial mortgage-backed securities (“CMBS”), and

Annual Report l May 31, 2011 l 5

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

non-agency residential mortgage-backed securities (“RMBS”) were among the best performing asset classes.

For the 12-month period ended May 31, 2011, the Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 25.95%. The Barclays Capital U.S. Aggregate Bond Index (the “Barclays Aggregate Index”), which is a proxy for the investment grade bond market, returned 5.84%. Reflecting investors’ increased appetite for risk and their search for yield, the return of the Barclays U.S. Corporate High Yield Index was 18.22%. The return of the Barclays Capital 1-3 Month U.S. Treasury Bill Index was just 0.15%, a reflection of the record low Fed Funds target rate set between zero and 0.25%.

How did the Fund perform during this period?

The Fund performed very well over the last year, as it has done in previous periods. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2011, the Fund returned 26.14% on an NAV basis and 40.85% on a market price basis. The closing price of the Fund’s shares as of May 31, 2011, was $22.32, which represented a premium of 10.99% to the NAV of $20.11. The closing price of the Fund’s shares as of May 31, 2010, was $17.46, which represented a discount of 0.57% to the NAV of $17.56. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

An important goal of the Fund is to provide long-term returns in line with equity returns but with less volatility. For the period from the Fund’s inception date of July 27, 2007, through May 31, 2011, the Fund’s NAV return on an annualized basis was 13.29%, compared with the annualized return of 0.39% for the S&P 500 Index. Over this same period, the Fund’s annualized volatility has been approximately 9.01%. This compares with annualized volatility of 19.74% for the S&P 500 Index and 4.57% for the Barclays Aggregate Index over the same period. Since inception, on an annualized basis, the Fund has outperformed equities (as measured by the S&P 500 Index) by 12.89 percentage points with less than half the volatility of equities. The volatility is measured by calculating the standard deviation of the percentage changes in the Fund’s daily NAV and then annualizing these percentage changes. The relatively low volatility of the Fund’s NAV is attributable to its high level of diversification across many different asset classes.

During the 12-month period ended May 31, 2011, the Fund paid monthly dividends of $0.154 per share, plus a special dividend of $0.027 in December 2010. The most recent dividend represents an annualized distribution rate of 8.28% based on the Fund’s last closing market price of $22.32 as of May 31, 2011.

How was the Fund allocated among asset classes during this period, and how did these decisions affect performance?

This Fund was created to provide investors the potential to realize a level of return similar to that achieved by equities, but with less volatility. GPAM tracks a large number of equity and fixed income asset classes and, in constructing this portfolio, they seek to use investments that historically have had low correlations to one another. GPAM has attempted to optimize the portfolio by analyzing the historical returns generated by GPAM’s management team in each sector, the volatility of each sector and the correlations among the sectors. GPAM does this in an effort to reduce the risk of the portfolio while providing the potential for an attractive long-term return to their investors.

In late 2008 and early 2009, when financial markets were experiencing extreme distress, GPAM, with its ability to thoroughly analyze both asset classes and individual securities, took advantage of some unusual opportunities to invest in structured securities. Accordingly, the Fund was heavily invested in ABS, which represented approximately 46% of the Fund’s total investments as of May 31, 2010. Additionally, almost 23% of the portfolio was in mortgage-backed securities (“MBS”). These ABS and MBS holdings were the main reasons for the Fund’s strong performance during the first half of the 2011 fiscal year.

In recent months, the positions in ABS and MBS have been reduced, and these positions have been replaced mainly with equities. The Fund’s equity strategy is a covered call strategy, which provides income as well as participation in the equity market. The increased equity position contributed to the Fund’s performance, and, in a fairly volatile market, the covered call strategy added to total return as well as to income. As of May 31, 2011, equities represented approximately 11% of total investments, ABS 36%, and MBS 19%.

During the 2011 fiscal year, especially in the last few months, the Fund’s fixed income investments, mainly corporate bonds, have been important contributors to performance. As of May 31, 2011, investment grade corporate bonds represented approximately 14% of total investments and high yield bonds approximately 15%.

All of the asset classes held in the Fund contributed to performance; no asset class detracted during the period covered by this report.

6 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

How did the Fund’s leverage affect performance during this period?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of May 31, 2011, the Fund’s leverage was approximately 30% of assets. GPAM employs leverage through three vehicles: reverse repurchase agreements, under which they lend securities and receive in return cash which can be used for additional investments; a committed financing facility through BNP Paribas, a leading European bank; and the Term Asset-Backed Securities Loan Facility (“TALF”) loan program.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

GPAM believes that the U.S. economy will continue to recover, albeit at a relatively modest pace. Real economic growth in the neighborhood of 3% for 2011 will be driven in part by a tax benefit that allows corporate capital expenditures to be treated as expenses; this may cause growth that would have occurred in 2012 to be pushed into 2011. As the Federal Reserve continues to fight the dual problems of unemployment and a weak housing market, interest rates are likely to remain very low. Credit and other problems, especially in Europe, mean that world economic growth will be modest.

Given the Fund’s mandate and its ability to invest across many asset classes, it has been very well suited to take advantage of the opportunities that have prevailed since the summer of 2007 when the Fund was launched. In the name of this Fund—Guggenheim Strategic Opportunities Fund—the key term is “opportunities.” The Fund was designed to invest across a broad array of sectors and securities, and to take advantage of the imbalances and dislocations that often exist in the financial markets. GPAM continues to believe that a portfolio that is highly diversified across many asset classes, such as those represented by the Fund, can be of great value to investors in a wide variety of market conditions.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Risks and Other Considerations

The views expressed in this report reflect those of Guggenheim Funds Investment Advisors, LLC and GPAM only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Below Investment-Grade Securities Risk: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Senior and Second Lien Secured Loans Risk: The Fund’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Annual Report l May 31, 2011 l 7

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

Structured Finance Investments Risk: The Fund’s structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g., market risk, credit risk, interest rate risk and prepayment risk). The value of collateralized debt obligations also may change because of changes in the market’s perception of the underlying collateral of the pool, the creditworthiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

Mezzanine Investments Risk: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

Preferred Stock Risk: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Convertible Securities Risk: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

Real Estate Securities Risk: Because of the Fund’s ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Personal Property Asset Company Risk: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

Inflation/Deflation Risk: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Dividend Risk: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Derivatives Risk: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Foreign Securities and Emerging Markets Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

Financial Leverage Risk: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price

8 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Questions & Answers continued

of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund’s Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.guggenheimfunds.com/gof for a more detailed discussion about Fund risks and considerations.

Annual Report l May 31, 2011 l 9

GOF l Guggenheim Strategic Opportunities Fund

Fund Summary | As of May 31, 2011 (unaudited)

Fund Statistics
Share Price		$22.32
Common Share Net Asset Value		$20.11
Premium/Discount to NAV		10.99%
Net Assets Applicable to Common Shares ($000)		$187,333
Total Returns
(Inception 7/27/07)	Market	NAV
One Year	40.85%	26.14%
Three Year - average annual	24.54%	17.92%
Since Inception - average annual	15.64%	13.29%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
SPDR S&P 500 ETF Trust	6.3%
Commercial Mortgage Pass-Through Certificates,
Series 2006-C7, Class A4	5.8%
Airplanes Pass-Through Trust, Series 2001-1A, Class A9	3.5%
Lancer Finance Co. SPV Ltd. (British Virgin Islands)	1.8%
Aviation Capital Group Trust, Series 2003-2A, Class B1	1.7%
Dominos Pizza Master Issuer, LLC, Series 2007-1, Class A2	1.5%
Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)	1.3%
Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)	1.3%
SPDR Dow Jones Industrial Average ETF Trust	1.3%
AWAS Aviation Capital Ltd. (Ireland)	1.2%
Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheimfunds.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

*Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AAA/Aaa.

10 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l

Portfolio of Investments | May 31, 2011

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments – 138.5%
	Corporate Bonds – 40.2%
	Advertising – 0.2%
$ 400,000	MDC Partners, Inc. (Canada)(a)	B+	11.00%	11/01/2016	11/01/13 @ 106	$ 444,500
	Aerospace & Defense – 0.4%
700,000	Sequa Corp.(b)	CCC	11.75%	12/01/2015	12/01/11 @ 106	749,000
	Airlines - 7.4%
1,407,144	Aircraft Certificate Owner Trust, Series 2003-1A, Class D(b)	BB+	6.46%	09/20/2022	N/A	1,382,519
2,000,000	Aircraft Certificate Owner Trust, Series 2003-1A, Class E(b)	BB+	7.00%	09/20/2022	N/A	1,860,000
1,194,736	America West Airlines 2001-1 Pass-Through Trust, Series 011G(a)	BB+	7.10%	04/02/2021	N/A	1,183,505
1,130,923	Atlas Air 1998-1 Pass-Through Trust, Series 1998-1, Class A	NR	7.38%	01/02/2018	N/A	1,119,614
258,380	Atlas Air 1999-1 Pass-Through Trust, Series 99-1, Class A-2	NR	6.88%	07/02/2011	N/A	248,045
3,094,000	AWAS Aviation Capital Ltd. (Ireland)(a) (b)	BBB-	7.00%	10/15/2016	10/18/13 @ 104	3,210,025
329,354	Continental Airlines 2007-1 Pass-Through Trust, Series 071C	B+	7.34%	04/19/2014	N/A	329,354
1,000,000	Delta Air Lines 2011-1 Class A Pass-Through Trust, Class A(a)	A-	5.30%	04/15/2019	N/A	1,002,500
785,000	Global Aviation Holdings, Inc.(a)	BB-	14.00%	08/15/2013	08/15/12 @ 111	769,300
749,364	UAL 2000-1 Pass-Through Trust, Series 001B(a)	B	8.03%	07/01/2011	N/A	760,604
1,845,703	UAL 2009-2A Pass-Through Trust, Series 09-2(a)	BBB	9.75%	01/15/2017	N/A	2,113,330
						13,978,796
	Auto Parts & Equipment – 0.1%
250,000	Exide Technologies(b)	B	8.63%	02/01/2018	02/01/15 @ 104	265,625
	Banks – 7.7%
1,000,000	Agfirst Farm Credit Bank(a) (b) (c)	A	7.30%	–	07/05/11 @ 100	916,660
1,250,000	Barclays Bank PLC (United Kingdom)(a) (c) (d)	A-	6.28%	–	12/15/34 @ 100	1,106,600
1,200,000	BNP Paribas (France)(a) (b) (c) (d)	A	7.20%	–	06/25/37 @ 100	1,188,000
350,000	Comerica Bank	A-	7.88%	09/15/2026	N/A	422,262
1,000,000	Credit Agricole SA (France)(a) (b) (c) (d)	BBB+	6.64%	–	05/31/17 @ 100	900,000
1,000,000	Fifth Third Bancorp(a)	BBB-	8.25%	03/01/2038	N/A	1,247,392
1,000,000	KeyCorp Capital III(a)	BB	7.75%	07/15/2029	N/A	1,067,045
1,250,000	Mellon Capital IV, Series 1(a) (c) (d)	A-	6.24%	–	06/20/12 @ 100	1,150,000
1,250,000	Northgroup Preferred Capital Corp.(a) (b) (c) (d)	A	6.38%	–	10/15/17 @ 100	1,233,087
700,000	PNC Preferred Funding Trust III(a) (b) (c) (d)	BBB	8.70%	–	03/15/13 @ 100	747,159
500,000	Rabobank Nederland NV (Netherlands)(a) (b) (c) (d)	AA-	11.00%	–	06/30/19 @ 100	650,900
1,400,000	Royal Bank of Scotland Group PLC, Series U (United Kingdom)(a) (c) (d)	C	7.64%	–	09/29/17 @ 100	1,158,500
650,000	Susquehanna Capital II(a)	BB-	11.00%	03/23/2040	03/23/15 @ 100	705,250
1,250,000	US AgBank FCB(a) (b) (c) (d)	A	6.11%	–	07/10/12 @ 100	869,425
1,000,000	Wells Fargo Capital XIII, Series GMTN(a) (c) (d)	A-	7.70%	–	03/26/13 @ 100	1,027,500
						14,389,780
	Building Materials – 0.7%
1,250,000	Cemex SAB de CV (Mexico)(b)	B	9.00%	01/11/2018	01/11/15 @ 105	1,303,125
	Commercial Services – 1.6%
490,000	Bankrate, Inc.(b)	B	11.75%	07/15/2015	07/15/13 @ 106	557,987
250,000	DynCorp International, Inc.(b)	B	10.38%	07/01/2017	07/01/14 @ 105	265,000
2,050,000	NCO Group, Inc.	CCC-	11.88%	11/15/2014	11/15/11 @ 103	1,783,500
280,000	PharmaNet Development Group, Inc.(a) (b)	B+	10.88%	04/15/2017	04/15/14 @ 105	347,200
						2,953,687

See notes to financial statements.

Annual Report l May 31, 2011 l 11

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Computers – 0.6%
$ 455,000	Compucom Systems, Inc.(b)	B	12.50%	10/01/2015	10/01/11 @ 106	$ 488,556
450,000	iGate Corp.(b)	B+	9.00%	05/01/2016	05/01/14 @ 105	462,375
250,000	Stratus Technologies, Inc.(a)	B-	12.00%	03/29/2015	04/15/13 @ 1,120	235,625
						1,186,556
	Distribution & Wholesale – 0.7%
370,000	Baker & Taylor, Inc.(b)	CCC+	11.50%	07/01/2013	07/01/13 @ 100	308,950
1,000,000	Intcomex, Inc.(a)	B3	13.25%	12/15/2014	12/15/12 @ 107	1,040,000
						1,348,950
	Diversified Financial Services – 4.7%
2,000,000	International Lease Finance Corp.(a) (b)	BBB-	7.13%	09/01/2018	N/A	2,190,000
4,563,027	Lancer Finance Co. SPV Ltd. (British Virgin Islands)(a) (b)	Baa3	5.85%	12/12/2016	N/A	4,706,941
2,000,000	Svensk Exportkredit AB (Sweden)(a) (b) (c)	A+	6.38%	–	09/27/11 @ 100	1,889,670
						8,786,611
	Electric – 0.5%
1,000,000	Wisconsin Energy Corp.(a) (d)	BBB-	6.25%	05/15/2067	05/15/17 @ 100	1,012,500
	Engineering & Construction – 0.9%
2,000,000	Alion Science and Technology Corp.	CCC	10.25%	02/01/2015	02/01/12 @ 103	1,650,000
	Entertainment – 2.0%
874,000	Agua Caliente Band of Cahuilla Indians(b)	BB+	6.35%	10/01/2015	N/A	861,642
375,000	Diamond Resorts Corp.(b)	B-	12.00%	08/15/2018	08/15/14 @ 106	404,063
500,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma(b)	B-	12.00%	10/15/2015	10/15/11 @ 109	542,500
1,350,000	Lions Gate Entertainment, Inc.(a) (b)	B-	10.25%	11/01/2016	11/01/13 @ 105	1,388,812
700,000	River Rock Entertainment Authority(a)	B-	9.75%	11/01/2011	07/05/11 @ 100	616,000
						3,813,017
	Food – 1.1%
500,000	BI-LO, LLC / BI-LO Finance Corp.(b)	B	9.25%	02/15/2019	02/15/15 @ 105	517,500
1,500,000	Bumble Bee Acquisition Corp.(b)	B	9.00%	12/15/2017	12/15/14 @ 105	1,541,250
						2,058,750
	Forest Products & Paper – 0.1%
250,000	Verso Paper Holdings, LLC / Verso Paper, Inc.(b)	B	8.75%	02/01/2019	02/01/15 @ 104	250,000
	Health Care Services – 0.5%
250,000	Apria Healthcare Group, Inc.(a)	BB+	11.25%	11/01/2014	11/01/11 @ 106	264,063
275,000	OnCure Holdings, Inc.	B	11.75%	05/15/2017	05/15/14 @ 106	286,688
295,000	Symbion, Inc.(e)	CCC	11.00%	08/23/2015	08/23/12 @ 106	279,512
						830,263
	Household Products & Housewares – 0.7%
1,445,000	American Achievement Corp.(b)	B	10.88%	04/15/2016	10/15/13 @ 105	1,354,688
	Housewares – 0.1%
75,000	American Standards Americas(b)	B	10.75%	01/15/2016	01/15/13 @ 105	78,563
	Insurance – 4.8%
1,000,000	Allstate Corp.(a) (d)	BBB	6.50%	05/15/2057	05/15/37 @ 100	1,022,500
1,000,000	American Financial Group, Inc.(a)	BBB+	9.88%	06/15/2019	N/A	1,253,453
1,000,000	AXA SA (France)(a) (b) (c) (d)	BBB	6.46%	–	12/14/18 @ 100	910,000

See notes to financial statements.

12 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Insurance (continued)
$ 700,000	Blue Finance Ltd. (Cayman Islands)(b) (f) (g)	BB+	4.69%	04/10/2012	10/08/11 @ 101	$ 693,140
800,000	Ironshore Holdings US, Inc.(a) (b)	BBB-	8.50%	05/15/2020	N/A	890,528
1,000,000	MetLife Capital Trust IV(a) (b)	BBB	7.88%	12/15/2037	12/15/32 @ 100	1,117,110
700,000	National Life Insurance Co.(a) (b)	BBB+	10.50%	09/15/2039	N/A	918,697
800,000	Penn Mutual Life Insurance Co.(b)	A	7.63%	06/15/2040	N/A	898,584
1,250,000	Progressive Corp.(a) (d)	A-	6.70%	06/15/2037	06/15/17 @ 100	1,321,875
						9,025,887
	Internet – 0.8%
1,510,000	GXS Worldwide, Inc.	B	9.75%	06/15/2015	06/15/12 @ 105	1,536,425
	Investment Companies – 0.7%
900,000	Offshore Group Investment Ltd. (Cayman Islands)	B-	11.50%	08/01/2015	02/01/13 @ 109	992,250
210,000	Offshore Group Investments Ltd. (Cayman Islands)(b)	B-	11.50%	08/01/2015	02/01/13 @ 109	231,000
						1,223,250
	Iron & Steel – 0.1%
240,000	Standard Steel, LLC/Standard Steel Finance Corp.(b)	B	12.00%	05/01/2015	05/01/13 @ 106	246,734
	Media – 0.3%
500,000	DCP, LLC/DCP Corp.(b)	B+	10.75%	08/15/2015	08/15/13 @ 105	468,750
	Mining – 0.6%
1,025,000	Midwest Vanadium Pty Ltd. (Australia)(b)	B-	11.50%	02/15/2018	02/15/15 @ 106	1,050,625
	Packaging & Containers – 0.9%
1,325,000	Pregis Corp.	CCC	12.38%	10/15/2013	10/15/11 @ 103	1,315,063
300,000	Pretium Packaging LLC / Pretium Finance, Inc.(b)	B	11.50%	04/01/2016	04/01/14 @ 106	307,875
						1,622,938
	Retail – 0.9%
800,000	CKE Restaurants, Inc.	B-	11.38%	07/15/2018	07/15/14 @ 106	876,000
750,000	Liz Claiborne, Inc.(b)	B-	10.50%	04/15/2019	04/15/14 @ 105	768,750
						1,644,750
	Software – 0.1%
400,000	Open Solutions, Inc.(b)	CCC+	9.75%	02/01/2015	02/01/12 @ 102	252,000
	Telecommunications – 0.8%
1,086,000	Clearwire Communications, LLC/Clearwire Finance, Inc.(b)	CCC+	12.00%	12/01/2015	12/01/12 @ 106	1,187,812
300,000	CommScope, Inc.(b)	B	8.25%	01/15/2019	01/15/15 @ 104	314,250
						1,502,062
	Transportation – 0.2%
400,000	United Maritime Group, LLC/United Maritime Group Finance Corp.(a)	B	11.75%	06/15/2015	12/15/12 @ 106	420,000
	Total Corporate Bonds – 40.2%
	(Cost $72,701,639)					75,447,832
	Asset Backed Securities – 50.2%
	Automobile – 0.0%
92,310	Bush Truck Leasing LLC, Class C(b)	NR	5.00%	09/25/2018	N/A	92,070

See notes to financial statements.

Annual Report l May 31, 2011 l 13

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
$ 1,371,214	Aspen Funding I Ltd., Series 2002-1A, Class A1L (Cayman Islands)(b) (f)	A	0.89%	07/10/2037	N/A	$ 1,121,804
217,062	Commodore CDO I Ltd., Series 1A, Class A (Cayman Islands)(b) (f)	BBB	0.78%	02/24/2034	N/A	199,198
827,464	Coronado CDO Ltd., Series 1A, Class A1 (Cayman Islands)(b) (f)	BB+	0.77%	09/04/2038	N/A	598,471
1,114,878	Diversified Asset Securitization Holdings III, Series 1A, Class A2 (Cayman Islands)(b)	A	7.42%	07/05/2036	N/A	1,012,276
4,029,673	Duke Funding Ltd., Series 2003-5A, Class 1W (Cayman Islands)(b) (f)	CCC	0.82%	08/07/2033	N/A	2,095,430
390,114	MWAM CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (f)	AA	1.00%	01/30/2031	N/A	368,986
1,207,879	Putnam Structured Product CDO, Series 2002-1A, Class A2 (Cayman Islands)(b) (f)	BB+	0.88%	01/10/2038	N/A	969,323
1,022,651	Putnam Structured Product CDO, Series 2003-A1LT, Class A1 (Cayman Islands)(b) (f)	BB-	0.65%	10/15/2038	N/A	889,349
480,031	Saybrook Point CBO Ltd., Series 2001-1A, Class A (Cayman Islands)(b) (f)	BB	0.74%	02/25/2031	N/A	442,214
						7,697,051
	Collateralized Loan Obligation – 19.5%
500,000	Alm Loan Funding, Series 2010-3A, Class C (Cayman Islands)(b) (f)	Baa2	4.26%	11/20/2020	N/A	506,075
300,000	ARCC Commercial Loan Trust, Series 2006-1A, Class C(b) (f)	BB+	1.01%	12/20/2019	N/A	270,750
635,902	Armstrong Loan Funding Ltd., Series 2008-1A, Class B (Cayman Islands)(b) (f)	AA+	1.27%	08/01/2016	N/A	622,955
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (f)	A+	0.66%	04/29/2019	N/A	1,706,500
2,000,000	Black Diamond CLO Ltd., Series 2006-1A, Class C (Cayman Islands)(b) (f)	BBB+	0.96%	04/29/2019	N/A	1,593,560
2,776,587	Business Loan Express, Series 2006-AA, Class A(a) (b) (f)	AAA	0.44%	10/20/2038	N/A	1,862,549
822,936	Business Loan Express, Series 2007-AA, Class A(b) (f)	AAA	0.60%	10/20/2040	05/20/20 @ 100	543,138
3,000,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class C(b) (f)	BBB+	0.88%	09/20/2022	07/20/12 @ 100	2,671,903
750,000	CapitalSource Commercial Loan Trust, Series 2006-2A, Class D(b) (f)	B+	1.72%	09/20/2022	N/A	655,980
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (f)	A+	1.54%	07/10/2019	N/A	812,360
1,000,000	Churchill Financial Cayman Ltd., Series 2007-1A, Class D2 (Cayman Islands)(b)	BBB+	8.37%	07/10/2019	N/A	1,002,490
250,000	Cratos CLO Ltd., Series 2007-1A, Class C (Cayman Islands)(b) (f)	AA-	1.36%	05/19/2021	N/A	195,000
500,000	DFR Middle Market CLO Ltd., Series 2007-1A, Class C(b) (f)	A	2.57%	07/20/2019	N/A	451,755
800,000	Eastland CLO Ltd., Series 2007-1A, Class A2B (Cayman Islands)(a) (b) (f)	A+	0.60%	05/01/2022	N/A	622,712
500,000	Emporia Preferred Funding, Series 2005-1A, Class B1 (Cayman Islands)(b) (f)	AA-	0.84%	10/12/2018	N/A	428,980
1,000,000	Emporia Preferred Funding, Series 2005-1A, Class C (Cayman Islands)(b) (f)	A-	1.24%	10/12/2018	N/A	832,340
500,000	FM Leveraged Capital Fund, Series 2005-1A, Class B (Cayman Islands)(b) (f)	A+	0.86%	08/01/2017	N/A	437,075
1,000,000	Friedbergmilstein Private Capital Fund, Series 2004-1A, Class B2 (Cayman Islands)(b)	AA	5.41%	01/15/2019	N/A	943,880
1,000,000	GSC Partners CDO Fund Ltd., Series 2006-7A, Class C (Cayman Islands)(b) (f)	BBB+	1.26%	05/25/2020	N/A	660,000
1,000,000	MC Funding Ltd. / MC Funding 2006-1, LLC, Series 2006-1A, Class C (Cayman Islands)(b) (f)	Baa3	1.26%	12/20/2020	N/A	810,970
800,000	Mountain View Funding CLO, Series 2007-3A, Class A2 (Cayman Islands)(b) (f)	AAA	0.62%	04/16/2021	N/A	713,880
1,000,000	Nantucket CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (f)	AA	0.68%	11/24/2020	N/A	868,620
500,000	Navigator CDO Ltd., Series 2004-1A, Class B2 (Cayman Islands)(b)	BB+	5.59%	01/14/2017	N/A	493,125
1,500,000	Rosedale CLO Ltd., Series I-A, Class AIJ (Cayman Islands)(b) (f)	A+	0.68%	07/24/2021	N/A	1,342,905
514,262	Sargas CLO II Ltd., Series 2006-1A, Class E (Cayman Islands)(f)	B+	4.27%	10/20/2018	N/A	491,685
1,000,000	Standard Chartered PLC (United Kingdom)(f)	NR	0.29%	01/09/2013	N/A	901,250
2,000,000	Stanfield Modena CLO Ltd., Series 2004-1A, Class C (Cayman Islands)(b) (f)	BBB-	1.56%	09/22/2016	N/A	1,873,300
600,000	Start CLO Ltd., Series 2006-2, Class C (Cayman Islands)(f)	A+	1.06%	06/29/2012	N/A	599,352
1,000,000	Start CLO Ltd., Series 2006-2, Class D (Cayman Islands)(f)	BBB+	2.16%	06/29/2012	N/A	998,440
500,000	Start CLO Ltd., Series 2008-5X, Class C (Cayman Islands)	NR	22.14%	01/09/2013	N/A	497,875
2,000,000	TCW Global Project Fund, Series 2004-1A, Class A1 (Cayman Islands)(b) (f)	AAA	1.18%	06/15/2016	N/A	1,759,760
2,000,000	TCW Global Project Fund, Series 2004-1A, Class B1 (Cayman Islands)(b) (f)	BBB	2.23%	06/15/2016	N/A	1,322,020

See notes to financial statements.

14 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Collateralized Loan Obligation (continued)
$ 1,000,000	TCW Global Project Fund, Series 2005-1A, Class B2 (Cayman Islands)(b)	A	5.79%	09/01/2017	N/A	$ 848,580
4,000,000	Telos CLO Ltd., Series 2006-1A, Class A2 (Cayman Islands)(a) (b) (f)	AA+	0.69%	10/11/2021	N/A	3,504,800
2,500,000	Telos CLO Ltd., Series 2006-1A, Class B (Cayman Islands)(a) (b) (f)	A+	0.78%	10/11/2021	N/A	2,071,475
1,000,000	Zohar CDO, Series 2007-3A, Class A2 (Cayman Islands)(b) (f)	BB+	0.86%	04/15/2019	N/A	605,860
						36,523,899
	Commercial Real Estate – 0.9%
2,000,000	Wrightwood Capital Real Estate CDO Ltd., Series 2005-1A, Class A1 (Cayman Islands)(b) (f)	AAA	0.58%	11/21/2040	N/A	1,780,000
	Commercial Receivables – 1.4%
500,000	FCC Financing Subsidiary, LLC, Series 2010-1A, Class B(b) (f)	NR	12.95%	03/31/2017	N/A	550,000
2,000,000	HFG Healthco-4, LLC, Series 2006-1A, Class A(b) (f)	Aa2	0.59%	06/05/2012	N/A	1,999,560
						2,549,560
	Credit Card – 2.5%
1,000,000	LCP Rights Trust, Series 2010-1, Class A	BB	14.55%	07/17/2017	N/A	999,930
290,323	LCP Rights Trust, Series 2010-1, Class C	B	19.21%	07/17/2017	N/A	290,279
714,286	LCP Rights Trust, Series 2010-1, Class D	BB	14.55%	01/15/2016	N/A	714,186
1,500,000	LCP Rights Trust, Series 2010-1, Class F	B	19.21%	01/15/2016	N/A	1,499,610
500,000	LCP Rights Trust, Series 2010-1, Class G	BB	11.71%	09/18/2018	N/A	499,980
200,000	LCP Rights Trust, Series 2010-1, Class H	BB	14.56%	09/18/2018	N/A	199,986
400,000	LCP Rights Trust, Series 2010-1, Class I	NR	18.29%	09/18/2018	N/A	399,952
						4,603,923
	Financial – 0.0%
34,047	Blue Falcon, Series A-2(b)	NR	3.21%	12/25/2016	N/A	33,599
	Insurance – 2.1%
1,623,697	321 Henderson Receivables I, LLC, Series 2007-3A, Class A(a) (b)	BBB	6.15%	10/15/2048	08/15/35 @ 100	1,730,632
400,647	321 Henderson Receivables I, LLC, Series 2008-1A, Class A(a) (b)	AA+	6.19%	01/15/2044	06/15/24 @ 100	452,089
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class B(a) (b)	AA	8.37%	01/15/2046	02/15/28 @ 100	569,121
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class C(b)	A	9.36%	01/15/2048	07/15/29 @ 100	570,996
500,000	321 Henderson Receivables I, LLC, Series 2008-1A, Class D(b)	BBB	10.81%	01/15/2050	05/15/31 @ 100	603,672
						3,926,510
	Other – 0.8%
1,500,000	Glenn Pool Oil & Gas Trust	NR	6.00%	08/02/2021	N/A	1,492,500
	Student Loan – 0.1%
363,237	MRU Student Loan Trust, Series 2008-A, Class A1A(b)	AAA	7.40%	01/25/2041	N/A	155,008
202,567	MRU Student Loan Trust, Series 2008-A, Class B(b) (f)	AA	5.77%	01/25/2041	N/A	42,539
202,567	MRU Student Loan Trust, Series 2008-1A, Class C(b) (f)	A	7.77%	01/25/2041	N/A	34,436
						231,983
	Timeshare – 2.1%
1,840,674	Diamond Resorts Owner Trust, Series 2009-1, Class A(a) (b)	A	9.31%	03/20/2026	11/20/13 @ 100	1,858,367
986,178	Sierra Receivables Funding Co., Series 2006-1A, Class A1(a) (b)	BBB-	5.84%	05/20/2018	06/20/12 @ 100	1,010,617
451,897	Silverleaf Finance, LLC, Series 2010-A, Class B(b)	BBB	8.00%	07/15/2022	09/15/15 @ 100	437,894
600,000	Silverleaf Finance, LLC, Series 2011-A, Class A(b)	NR	9.00%	06/15/2023	N/A	562,000
						3,868,878

See notes to financial statements.

Annual Report l May 31, 2011 l 15

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Transportation – 9.8%
$ 1,879,179	Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3 (Channel Islands)(a) (b) (f)	A-	0.47%	05/10/2032	N/A	$ 1,757,032
13,408,051	Airplanes Pass-Through Trust, Series 2001-1A, Class A9(a) (f)	CCC	0.75%	03/15/2019	N/A	9,016,915
983,371	Aviation Capital Group Trust, Series 2000-1A, Class A1(b) (f)	BB	0.68%	11/15/2025	N/A	642,879
5,131,002	Aviation Capital Group Trust, Series 2003-2A, Class B1(a) (b) (f)	BBB	3.20%	09/20/2033	N/A	4,310,042
721,933	Blade Engine Securitization Ltd., Series 2006-1A, Class B (Cayman Islands)(b) (f)	BBB+	3.20%	09/15/2041	N/A	608,907
83,121	Helios Finance LP, Series 2007-S1, Class B1 (Cayman Islands)(b) (f)	BBB	0.90%	10/20/2014	N/A	82,750
1,128,259	Lease Investment Flight Trust, Series 1, Class A3(a) (f)	B+	0.63%	07/15/2016	N/A	1,105,693
778,552	Vega Containervessel PLC, Series 2006-1A, Class A (Ireland)(a) (b)	Ba3	5.56%	02/10/2021	N/A	731,839
						18,256,057
	Trust Preferred Stock – 1.8%
6,000,000	Attentus CDO Ltd., Series 2007-3A, Class A1B (Cayman Islands)(b) (f)	AAA	0.55%	10/11/2042	N/A	3,288,480
	Whole Business – 5.1%
500,000	Adams Outdoor Advertising LP, Series 2010-1, Class B(a) (b)	Ba2	8.84%	12/20/2040	N/A	536,520
1,000,000	Adams Outdoor Advertising LP, Series 2010-1, Class C(a) (b)	B3	10.76%	12/20/2040	N/A	1,076,289
1,488,068	Cajun Global LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.96%	02/20/2041	N/A	1,540,151
3,760,000	Dominos Pizza Master Issuer, LLC, Series 2007-1, Class A2(a) (b)	BBB-	5.26%	04/25/2037	04/25/12 @ 100	3,816,400
600,000	NuCO2 Funding, LLC, Series 2008-1A, Class A1(b)	Baa2	7.25%	06/25/2038	N/A	634,428
2,000,000	Sonic Capital LLC, Series 2011-1A, Class A2(a) (b)	BBB	5.44%	05/20/2041	N/A	2,020,000
						9,623,788
	Total Asset Backed Securities – 50.2%
	(Cost $85,876,520)					93,968,298
	Collateralized Mortgage Obligations – 26.4%
	Commercial Mortgage Backed Securities – Traditional – 22.0%
500,000	Banc of America Commercial Mortgage, Inc., Series 2003-2, Class G(b) (f)	A-	5.34%	03/11/2041	N/A	474,009
1,000,000	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class B(a) (f)	AA+	5.06%	11/10/2041	N/A	1,028,687
600,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AJ(a) (f)	BBB+	5.15%	10/10/2045	N/A	611,320
1,500,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class AJ(a) (f)	BB+	5.47%	12/11/2040	N/A	1,453,632
500,000	Citigroup Commercial Mortgage Trust, Series 2004-C2, Class E(b) (f)	A-	5.02%	10/15/2041	N/A	468,596
1,200,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM(f)	BBB+	5.70%	12/10/2049	N/A	1,235,888
2,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AJ(a) (f)	A3	5.22%	07/15/2044	N/A	1,963,787
13,500,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4(a) (f) (i)	AAA	5.75%	06/10/2046	N/A	15,042,630
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class AM(a) (f)	A	5.78%	06/10/2046	N/A	1,049,593
1,000,000	Commercial Mortgage Pass-Through Certificates, Series 2006-CN2A, Class F(a) (b) (f)	CCC+	5.57%	02/05/2019	N/A	979,080
1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class AM(a) (f)	BBB-	5.82%	06/15/2038	N/A	1,585,666
600,000	GS Mortgage Securities Corp. II, Series 2001-GL3A, Class E(b) (f)	A2	6.85%	08/05/2018	N/A	600,455
500,000	GS Mortgage Securities Corp. II, Series 2007-EOP, Class H(a) (b) (f)	BBB-	3.58%	03/06/2020	N/A	495,360
1,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class AJ(a) (f)	BBB	4.97%	08/15/2042	N/A	993,217
2,600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class AM(a) (f)	BB+	5.82%	06/15/2049	N/A	2,507,344
2,000,000	Morgan Stanley Capital I, Series 2005-HQ6, Class AJ(a) (f)	A-	5.07%	08/13/2042	N/A	2,011,959
200,000	Morgan Stanley Capital I, Series 2005-IQ9, Class C	A-	4.91%	07/15/2056	N/A	190,600
1,000,000	Morgan Stanley Capital I, Series 2006-HQ10, Class AM(a)	Aa2	5.36%	11/12/2041	N/A	1,034,011
1,250,000	Morgan Stanley Capital I, Series 2006-IQ12, Class AM(a)	A	5.37%	12/15/2043	N/A	1,263,079
1,000,000	Morgan Stanley Capital I, Series 2006-T23, Class AM(a) (f)	A+	5.80%	08/12/2041	N/A	1,072,611

See notes to financial statements.

16 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Principal		Rating			Optional Call
Amount	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Commercial Mortgage Backed Securities – Traditional (continued)
$ 2,000,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ(a) (f)	A+	5.98%	08/15/2039	N/A	$ 2,046,480
2,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AJ(a) (f)	BBB-	5.15%	07/15/2042	N/A	2,038,153
1,000,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ(a) (f)	A-	5.20%	10/15/2044	N/A	1,027,594
						41,173,751
	Commercial Mortgage Backed Security – Military Housing – 0.9%
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.07%	12/15/2041	N/A	810,630
1,000,000	Hampton Roads PPV, LLC(a) (b)	Ba2	6.17%	06/15/2053	N/A	796,710
						1,607,340
	Commercial Mortgage Backed Security – Non-Traditional – 0.4%
750,000	Timberstar Trust, Series 2006-1A, Class C(a) (b)	A	5.88%	10/15/2036	N/A	797,253
	Residential Mortgage Backed Securities – 3.1%
808,929	Asset Backed Funding Certificates, Series 2005-AQ1, Class A6(a) (h)	AAA	4.78%	06/25/2035	04/25/21 @ 100	793,752
2,801,575	Countrywide Home Equity Loan Trust, Series 2004-S, Class 1A(f)	CCC	0.44%	02/15/2030	N/A	1,676,521
100,718	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A(f)	CCC	6.01%	10/25/2036	01/25/18 @ 100	59,187
486,930	GSAA Trust, Series 2007-5, Class 1F2A(a) (f)	CCC	5.79%	03/25/2047	05/25/29 @ 100	373,253
769,441	IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A1(f)	Caa1	5.27%	06/25/2036	05/25/20 @ 100	677,982
370,386	New Century Home Equity Loan Trust, Series 2004-A, Class AII9(f)	BBB+	5.23%	08/25/2034	08/25/18 @ 100	357,649
1,056,866	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A3(h)	D	5.75%	01/25/2037	05/25/18 @ 100	579,435
2,432,141	TBW Mortgage Backed Pass-Through Certificates, Series 2006-6, Class A5B(h)	D	6.04%	01/25/2037	05/25/18 @ 100	1,337,118
						5,854,897
	Total Collateralized Mortgage Obligations – 26.4%
	(Cost $45,555,195)					49,433,241
	Term Loans – 3.1% (j)
	Electronics – 0.2%
283,064	Clientlogic Corp.(f)	B+	5.79%	01/30/2014	N/A	283,889
	Health Care, Education & Childcare – 0.5%
834,167	Embanet(f)	CCC	3.28%	06/28/2012	N/A	814,839
	Leisure – 0.7%
1,379,436	Bushnell Performance Optics(f)	BB-	4.57%	08/24/2013	N/A	1,355,296
	Retail – 0.8%
1,110,391	Deb Shops, Inc.(f)	CCC	10.00%	04/23/2014	N/A	494,124
962,500	Mattress Holding Corp.(f)	B	2.56%	10/23/2014	N/A	921,594
150,000	Targus Group International, Inc.(f)	B	9.75%	05/25/2016	N/A	147,750
						1,563,468
	Technology – 0.9%
493,750	Flexera Software, Inc.(f)	BB-	7.50%	01/20/2017	N/A	497,145
1,000,000	Information Global Solutions(f)	NR	6.44%	03/02/2014	N/A	905,000
300,000	Sirva Worldwide, Inc.(f)	B	10.75%	03/17/2017	N/A	292,875
						1,695,020
	Transportation – 0.0%
34,630	Carey International, Inc.(f).	NR	9.00%	01/25/2014	N/A	13,852
	Total Term Loans – 3.1%
	(Cost $6,332,196)					5,726,364

See notes to financial statements.

Annual Report l May 31, 2011 l 17

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Number		Rating
of Shares	Description	(S&P)*	Coupon	Value
	Preferred Stocks – 2.7%
	Banks – 0.6%
40,000	BB&T Capital Trust VI(a)	BBB	9.60%	$ 1,063,200
	Diversified Financial Services – 0.6%
50,000	Deutsche Bank Contingent Capital Trust II(a)	BBB+	6.55%	1,250,000
37,600	Lehman Brothers Holdings, Inc., Series J(k)	NR	7.95%	413
				1,250,413
	Insurance – 0.3%
20,000	Aegon NV PFD (Netherlands)(a)	BBB	6.38%	477,000
3,800	ING Groep NV (Netherlands)(a)	B	7.05%	90,934
				567,934
	Telecommunications – 0.6%
1,000	Centaur Funding Corp. (Cayman Islands)(b)	Baa3	9.08%	1,170,625
	Transportation – 0.6%
40,000	Seaspan Corp., Series C (Marshall Islands)	NR	9.50%	1,104,800
	Total Preferred Stocks – 2.7%
	(Cost $5,704,813)			5,156,972
	Exchange Traded Funds – 15.8%
80,900	Financial Select Sector SPDR Fund(a) (l)			1,282,265
24,900	iShares Dow Jones US Real Estate Index Fund(a) (l)			1,563,720
52,800	PowerShares QQQ Trust, Series 1(a) (l)			3,081,408
28,100	ProShares Ultra S&P500(a) (l)			1,545,219
26,000	SPDR Dow Jones Industrial Average ETF Trust(a) (l)			3,263,000
121,600	SPDR S&P 500 ETF Trust(a) (l)			16,402,624
28,800	SPDR S&P Retail ETF(a) (l)			1,559,232
25,000	Utilities Select Sector SPDR Fund(a) (l)			846,750
	(Cost $27,666,745)			29,544,218
	Exchange Traded Notes – 0.1%
	Equity Fund – 0.1%
2,800	iPATH S&P 500 VIX MID-Term Futures ETN(a) (l) (m)			139,468
	(Cost $172,131)
	Total Long-Term Investments – 138.5%
	(Cost $244,009,239)			259,416,393

See notes to financial statements.

18 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments continued

Number		Rating			Optional Call
of Shares	Description	(S&P)*	Coupon	Maturity	Provisions**	Value
	Short-Term Investments – 2.6%
	Money Market – 2.1%
4,019,312	Federated Prime Obligation Fund					$ 4,019,312
	(Cost $4,019,312)
Principal
Amount	Municipal Bonds – 0.5%
	Michigan – 0.5%
$ 400,000	Michigan Finance Authority State Aid Revenue Notes, School District of the City of Detroit, Series 2011A-1	SP-1	6.45%	02/20/2012	N/A	405,968
480,000	Michigan Finance Authority State Aid Revenue Notes, School District of the City of Detroit, Series 2011A-2	SP-1	6.65%	03/20/2012	N/A	487,973
	(Cost $880,000)					893,941
	Short-Term Investments – 2.6%
	(Cost $4,899,312)					4,913,253
	Total Investments – 141.1%
	(Cost $248,908,551)					264,329,646
	Other Assets in excess of Liabilities – 2.2%					4,082,231
	Total Value of Options Written – (0.2%) (Premiums received – $383,942)					(408,713)
	Borrowings – (12.0%)					(22,432,914)
	Reverse Repurchase Agreements – (25.4%)					(47,618,513)
	TALF Loan – (5.7%)					(10,618,934)
	Net Assets – 100.0%					$ 187,332,803

AB – Stock Company
CBO – Collateralized Bond Obligation
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
FCB – Farmers Credit Bureau
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Available
NV – Publicly Traded Company
PLC – Public Limited Company
PPV – Public/private venture
Pty Ltd. – Propriety Limited
SA – Corporation
S&P – Standard & Poor’s
SAB de CV – Publicly Traded Company
SPV – Special Purpose Vehicle

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
(a)
All or a portion of these securities have been physically segregated in connection with borrowings, unfunded commitments and reverse repurchase agreements. As of May 31, 2011, the total amount segregated was $158,690,792.

(b)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, these securities amounted to $124,540,460, which represents 66.5% of net assets applicable to common shares.

(c)	Perpetual maturity.
(d)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
(e)
The issuer of this security may elect to pay interest entirely in cash, entirely by issuing payment-in-kind shares or pay 50% of the interest in cash and 50% of the interest by issuing payment-in-kind shares.

(f)	Floating or variable rate coupon. The rate shown is as of May 31, 2011.
(g)
Risk-Linked Security – A risk-linked security is issued by insurance companies and insurance related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. The security is typically a debt obligation for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the security, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

(h)	Security is a “Step-up” bond where the coupon increases or steps up at a predetermined date. The rate shown reflects the rate in effect at he end of the reporting period.
(i)
All or a portion of this security was acquired, and has been physically segregated in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”) operated by the Federal Reserve Bank of New York. At May 31, 2011, the total amount physically segregated was $15,042,630. See notes to financial statements.

(j)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(k)	Non-income producing as security is in default.
(l)	All or a portion of this security position represents cover for outstanding options written.
(m)	Non-income producing security.

See notes to financial statements.

Annual Report l May 31, 2011 l 19

GOF l Guggenheim Strategic Opportunities Fund l Portfolio of Investments (unaudited) continued

Contracts
(100 shares			Expiration	Exercise
per contract)		Options Written (m)	Month	Price	Value
		Call Options Written - (0.2%)
	809	Financial Select Sector SPDR Fund	June 2011	$ 16.00	$ (11,326)
	28	iPATH S&P 500 VIX Mid-Term Futures ETF	June 2011	52.00	(1,610)
	249	iShares Dow Jones US Real Estate Index Fund	June 2011	62.00	(31,374)
	1,216	SPDR S&P 500 ETF Trust	June 2011	134.00	(246,848)
	528	Powershares QQQ Trust, Series 1	June 2011	59.00	(20,064)
	281	ProShares Ultra S&P 500	June 2011	55.00	(31,332)
	260	SPDR Dow Jones Industrial Average ETF	June 2011	127.00	(15,470)
	288	SPDR S&P Retail ETF	June 2011	53.00	(44,064)
	250	Utilities Select Sector SPDR Fund	June 2011	34.00	(6,625)
		Total Value of Call Options Written			$ (408,713)
		(Premiums received $383,942)

See notes to financial statements.

20 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l

Statement of Assets and Liabilities | May 31, 2011

Assets
Investments in securities, at value (cost $248,908,551)	$ 264,329,646
Securities sold receivable	2,751,219
Interest receivable	2,189,191
Cash	1,489,601
Unrealized appreciation on swaps	933,236
Restricted cash	562,500
Dividends receivable	8,197
Other assets	185,700
Total assets	272,449,290
Liabilities
Reverse repurchase agreements	47,618,513
Borrowings	22,432,914
Payable on TALF Loan	10,618,934
Payable for securities purchased	3,371,018
Options written, at value (premiums received of $383,942)	408,713
Advisory fee payable	226,176
Interest due on borrowings	98,640
Unrealized depreciation on unfunded commitments	76,813
Administration fee payable	5,797
Accrued expenses and other liabilities	258,969
Total liabilities	85,116,487
Net Assets	$ 187,332,803
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,317,708 shares issued and outstanding	$ 93,177
Additional paid-in capital	169,360,097
Accumulated net realized gain on investments, options, futures and swaps	709,042
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	16,252,747
Accumulated undistributed net investment income	917,740
Net Assets	$ 187,332,803
Net Asset Value (based on 9,317,708 common shares outstanding)	$ 20.11

See notes to financial statements.

Annual Report l May 31, 2011 l 21

GOF l Guggenheim Strategic Opportunities Fund l

Statement of Operations | For the Year Ended May 31, 2011

Investment Income
Interest	$ 22,125,499
Dividends	567,827
Total income		$ 22,693,326
Expenses
Investment advisory fee	2,461,526
Interest expense	1,479,174
Professional fees	193,215
Fund accounting fee	120,954
Trustees’ fees and expenses	107,487
Printing expense	88,716
Administration fee	64,231
Custodian fee	60,061
Line of credit fee	57,936
NYSE listing fee	21,607
Transfer agent fee	20,118
Insurance	14,629
Miscellaneous	45,967
Total expenses		4,735,621
Net investment income		17,957,705
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps and Unfunded Commitments
Net realized gain (loss) on:
Investments		6,054,799
Options		(954,183)
Swaps		4,125,332
Net change in unrealized appreciation (depreciation) on:
Investments		14,407,511
Options		(245,155)
Swaps		(318,839)
Unfunded commitments		(76,813)
Net realized and unrealized gain on investments, options, swaps and unfunded commitments		22,992,652
Net Increase in Net Assets Resulting from Operations		$ 40,950,357

See notes to financial statements.

22 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l

Statement of Changes in Net Assets |

	For the	For the
	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Increase in Net Assets from Operations
Net investment income	$ 17,957,705	$ 16,099,616
Net realized gain on investments, options, foreign currency transaction, futures and swaps	9,225,948	4,755,490
Net change in unrealized appreciation on investments, options, swaps and unfunded commitments	13,766,704	43,077,264
Net increase in net assets resulting from operations	40,950,357	63,932,370
Distributions to Common Shareholders
From net investment income	(17,370,509)	(16,931,384)
Capital Share Transactions
Reinvestment of dividends	1,969,567	1,706,887
Net increase from capital share transactions	1,969,567	1,706,887
Total increase in net assets	25,549,415	48,707,873
Net Assets
Beginning of period	161,783,388	113,075,515
End of period (including accumulated undistributed net investment
income of $917,740 and $860,558, respectively)	$ 187,332,803	$ 161,783,388

See notes to financial statements.

Annual Report l May 31, 2011 l 23

GOF l Guggenheim Strategic Opportunities Fund l

Statement of Cash Flows | For the Year Ended May 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 40,950,357
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized appreciation on investments	(14,407,511)
Net unrealized depreciation on options	245,155
Net unrealized depreciation on swaps	318,839
Net unrealized depreciation on unfunded commitments	76,813
Net accretion of bond discount and amortization of bond premium	(6,427,542)
Net realized gain on investments	(6,054,799)
Paydowns received	(3,152,962)
Net realized loss on options	954,183
Purchase of long-term investments	(167,086,777)
Cost of written options closed	(7,421,639)
Premiums received on call options written	6,149,013
Proceeds from sale of long-term investments	150,748,809
Net purchases of short-term investments	(4,899,312)
Decrease in dividends receivable	34,136
Increase in interest receivable	(459,673)
Increase in securities sold receivable	(2,751,219)
Increase in other assets	(87,773)
Increase in payable for securities purchased	3,029,768
Decrease in interest due on borrowings	(257,459)
Increase in advisory fee payable	28,704
Increase in administration fee payable	574
Increase in accrued expenses and other liabilities	46,778
Net Cash Used by Operating and Investing Activities	(10,423,537)
Cash Flows From Financing Activities:
Distributions to common shareholders	(15,400,942)
Net increase in reverse repurchase agreements	15,997,268
Decrease in payable on TALF loan	(11,337)
Proceeds from borrowings	1,567,742
Payments made on borrowings	(6,000,197)
Net Cash Used in Financing Activities	(3,847,466)
Net decrease in cash	(14,271,003)
Cash at Beginning of Period	16,323,104
Cash at End of Period (including restricted cash)	$ 2,052,101
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$ 1,380,534
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 1,969,567

See notes to financial statements.

24 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l

Financial Highlights |

						For the period
	For the		For the		For the		July 27, 2007*
Per share operating performance	Year Ended		Year Ended		Year Ended		through
for a common share outstanding throughout the period	May 31, 2011		May 31, 2010		May 31, 2009		May 31, 2008
Net asset value, beginning of period	$17.56		$12.42		$17.52		$19.10	(b)
Income from investment operations
Net investment income (a)	1.94		1.76		1.06		0.79
Net realized and unrealized gain (loss) on investments, options,
futures, swaps and unfunded commitments	2.49		5.23		(4.31)			(0.99)
Total from investment operations	4.43		6.99		(3.25)			(0.20)
Common share offering expenses charged to paid-in-capital	–		–		–			(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(1.88)		(1.85)		(1.36)			(0.98)
Return of capital	–		–		(0.49)			(0.36)
Total distributions	(1.88)		(1.85)		(1.85)			(1.34)
Net asset value, end of period	$20.11		$17.56		$12.42		$17.52
Market value, end of period	$22.32		$17.46		$11.53		$16.78
Total investment return(c)
Net asset value	26.14%		59.06%		-18.37%			-1.40%
Market value	40.85%		70.37%		-19.51%			-9.41%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$187,333		$161,783		$113,076		$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.85	%(d)	1.98	%(d)	2.06	%(d)	1.72	%(d)(e)
Total expenses, including interest expense	2.69	%(d)	2.97	%(d)	3.25	%(d)	3.36	%(d)(e)
Net investment income, including interest expense	10.20%		11.30%		7.84%		5.08	%(e)
Portfolio turnover (f)	64%		67%		58%			210%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$80,670		$69,117		$31,085		$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,322		$3,341		$4,638		$3,098

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.03% for the year ended May 31, 2011, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the period ended May 31, 2008.

(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods of less than one year.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report l May 31, 2011 l 25

GOF l Guggenheim Strategic Opportunities Fund l

Notes to Financial Statements | May 31, 2011

Note 1 – Organization:

Effective following the close of business on March 24, 2011, Claymore/Guggenheim Strategic Opportunities Fund announced that its name had changed to Guggenheim Strategic Opportunities Fund. Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s primary investment objective is to maximize total return through a combination of current income and capital appreciation.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Municipal bonds are valued at the last available bid price for such securities or, if such prices are not available, at priced for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximates market value.

For fixed income securities, fair valuations may include input from Guggenheim Partners Asset Management, LLC (“GPAM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over treasuries, and other information and analysis. GPAM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued at May 31, 2011.

The Fund has elected to value the Term Asset-Backed Securities Loan Facility (“TALF loan”) using the fair value option, as permitted by GAAP, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors, including changes in the market value of the pledged collateral. At May 31, 2011, the pledged collateral exceeded the value of the TALF loan.

The Fund adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. In addition, the Fund values certain Level 2 fixed income securities using broker quotes. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above.

26 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at May 31, 2011.

Description
(value in $000s)	Level 1	Level 2		Level 3	Total
Assets:
Corporate Bonds	$–	$75,448		$–	$75,448
Asset Backed Securities	–	93,968		–	93,968
Collateralized Mortgage Obligations	–	49,433		–	49,433
Term Loans	–	5,726		–	5,726
Municipal Bonds	–	894		–	894
Preferred Stocks
Banks	1,063	–		–	1,063
Diversified Financial Services	1,250	–	*	–	1,250
Insurance	568	–		–	568
Telecommunications	–	1,171		–	1,171
Transportation	1,105	–		–	1,105
Exchange-Traded Funds	29,544	–		–	29,544
Exchange-Traded Notes	140	–		–	140
Money Market Fund	4,019	–		–	4,019
Interest Rate Swaps	–	1,486		–	1,486
Total	$37,689	$228,126		$–	$265,815
Liabilities:
Credit Default Swaps	$–	$553		$–	$553
TALF Loan	–	10,619		–	10,619
Options Written	409	–		–	409
Unfunded Commitments	–	77		–	77
Total	$409	$11,249		$–	$11,658
* Amount rounds to less than $1.

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2011. There were three transfers, in the amount of $4,646,880, from Level 3 to Level 2 during the year ended May 31, 2011. The transfers from Level 3 to Level 2 occurred when observable valuation inputs became available for these securities.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2011.

Level 3 Holdings	Securities	Derivatives	Total
(value in $000s)
Beginning Balance at 5/31/10	$4,632	$–	$4,632
Net Realized Gain/Loss	–	–	–
Change in Unrealized Gain/Loss	15	–	15
Purchases	–	–	–
Sales	–	–	–
Transfer In	–	–	–
Transfer Out	(4,647)	–	(4,647)
Ending Balance at 5/31/11	$–	$–	$–

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended May 31, 2011, the Fund recognized an increase of interest income and a decrease of net realized gain of $3,152,962. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Annual Report l May 31, 2011 l 27

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements continued

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(h) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPAM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and GPAM, GPAM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio, provides investment research, makes and executes recommendations for the purchase and sale of securities and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPAM’s affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPAM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended May 31, 2011, the Fund recognized expenses of $64,231 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At May 31, 2011, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, swaps, and excise taxes paid. Net investment income, net realized gains and net assets were not affected by these changes.

Undistributed
Net
Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid in Capital
$(530,014)	$546,414	$(16,400)

28 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements continued

Information on the components of investments, excluding purchased and written options, and net assets as of May 31, 2011, is as follows:

Undistributed
			Net Tax	Net Tax	Ordinary	Undistributed
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized	Income/	Long-Term Gains/
Investments for	Unrealized	Unrealized	Appreciation	Appreciation	(Accumulated	(Accumulated
Tax Purposes	Appreciation	Depreciation	on Investments	on Derivatives	Ordinary Loss)	Capital Loss)
$249,464,458	$22,073,057	$(7,207,869)	$14,865,188	$1,380,980	$1,633,361	$ –

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

For the year ended May 31, 2011, the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2011	2010
Ordinary Income	$17,370,509	$16,931,384

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the year ended May 31, 2011, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $167,086,777 and $150,748,809, respectively.

Note 6 – Derivatives:

(a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the year ended May 31, 2011.

Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	10,539	$ 818,148
Options written during the year	118,340	6,149,013
Options expired during the year	(47,863)	(1,287,902)
Options closed during the year	(70,893)	(4,240,753)
Options assigned during the year	(6,214)	(1,054,564)
Options outstanding, end of year	3,909	$ 383,942

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. The Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps for each individual counterparty.

Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset.

Interest rate swap agreements involve the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

Annual Report l May 31, 2011 l 29

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements continued

The Fund entered into swap agreements during the year ended May 31, 2011, to potentially enhance return. Details of the swap agreements outstanding as of May 31, 2011, are as follows:

Credit Default Swap Agreements
				Implied Credit
				Spread at			Unrealized
		Buy/Sell	Termination	May 31,			Appreciation/
Counterparty	Reference Entity	Protection	Date	2011 (2)	Notional Amount (000)	Receive Fixed Rate	(Depreciation)
	Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/20/14	7.12%	$ 3,000	1.180%	$ (552,675)

Interest Rate Swap Agreements
							Unrealized
							Appreciation
Counterparty			Floating Rate	Termination Date	Notional Amount (000)	Receive Fixed Rate	(Depreciation)
Goldman Sachs (3)			3 Month LIBOR	01/04/38	$ 10,000	5.675%	$ 782,468
Goldman Sachs (3)			3 Month LIBOR	01/12/15	10,000	3.155	150,493
Goldman Sachs (3)			3 Month LIBOR	07/07/38	5,000	5.753	348,150
Goldman Sachs (3)			3 Month LIBOR	07/07/38	5,000	5.940	70,500
Goldman Sachs(3)			3 Month LIBOR	01/12/15	5,000	3.095	134,300
							$1,485,911
Total Unrealized Appreciation for Swap Agreements							$ 933,236

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities with an aggregate notional value of $3 billion. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The Fund pays the floating rate and receives the fixed rate.

(c)	Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at May 31, 2011.

	Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(value in $000s)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Unrealized appreciation on swaps	$ –	Options Written	$409
Interest rate risk	Unrealized appreciation on swaps	1,486	Unrealized depreciation on swaps	–
Credit risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	553
Total		$ 1,486		$962

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended May 31, 2011.

	Effect of Derivative Instruments on the Statement of Operations:
(value in $000s)
	Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$ (954)	$ 1,699	$ 745
Interest rate risk	–	2,390	2,390
Credit risk	–	36	36
Total	$ (954)	$ 4,125	$ 3,171

30 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements continued

	Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$ (245)	$ (88)	$ (333)
Interest rate risk	–	(908)	(908)
Credit risk	–	677	677
Total	$ (245)	$ (319)	$ (564)

Derivative notional amounts and values as of May 31, 2011, are indicative of the volume of the Fund’s derivatives over the reporting year.

Note 7 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2011, the average daily balance for which reverse repurchase agreements were outstanding amounted to $37,018,252. The average interest rate was 2.13%. At May 31, 2011, there was $47,618,513 in reverse repurchase agreements outstanding. The total amount segregated in connection with the outstanding reverse repurchase agreements was $84,245,545.

At May 31, 2011, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

	Range of	Range of
Counterparty	Interest Rates	Maturity Dates	Face Value
Banc of America Securities LLC	1.27% - 2.02%	07/20/11 - 08/16/11	$ 5,120,875
Barclays Capital, Inc.	0.85% - 2.31%	06/03/11 - 09/25/14	13,616,446
Credit Suisse Securities LLC	1.50%	07/07/11 - 07/18/11	2,030,877
Deutsche Bank Securities, Inc.	2.76%	08/10/11	1,380,000
Goldman Sachs & Co.	2.76%	08/17/11	212,340
Greenwich Capital Markets, Inc.	1.45% - 2.20%	06/24/11 - 08/10/11	9,326,100
Jefferies & Co., Inc.	2.44% - 2.79%	06/06/11 - 06/30/11	6,722,000
Morgan Stanley & Co., Inc.	1.05% - 1.50%	06/01/11 - 08/15/11	9,209,875
			$47,618,513

Borrowings

On November 20, 2008, the Fund entered into a $30,000,000 credit facility agreement with BNP Paribas. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. At May 31, 2011, there was $22,432,914 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2011, was $22,399,880 with a related average interest rate of 1.21%. The maximum amount outstanding during the year ended May 31, 2011 was $26,727,551. As of May 31, 2011, the total amount segregated in connection with borrowings was $65,334,776.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

TALF Program

The Fund may invest a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities (“Eligible Securities”).

Per the terms of the TALF Program, the FRBNY lends to each borrower an amount equal to the lesser of par or market value of the Eligible Securities pledged as collateral minus a percentage of the par or market value of the Eligible Securities. The Fund pledges Eligible Securities as collateral for a TALF Program loan, which consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Loans acquired through the TALF Program may be prepaid at the option of the Fund without any prepayment penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the Eligible Securities pledged by the Fund to the FRBNY. The TALF program loans are non-recourse. If the Fund does not repay the loan, or if the Eligible Securities pledged by the Fund loses some or all of its value, under the terms of the TALF Program the FRBNY may enforce its rights only against the Eligible Securities pledged as collateral by the Fund and not against any other assets of the Fund.

The Fund is charged interest based on the terms of each loan and the type of Eligible Securities pledged as collateral by the Fund. During the year ended May 31, 2011, the Fund paid $419,464 of interest expense, which is included in Interest expense on the Statement of Operations.

As of May 31, 2011, borrowings under the TALF Program represent 3.9% of the Fund’s total assets.

Annual Report l May 31, 2011 l 31

GOF l Guggenheim Strategic Opportunities Fund l Notes to Financial Statements continued

Details of the TALF loan outstanding at May 31, 2011, are as follows:

Loan
Principal	Loan	Collateral
Amount	Type	Description
$10,618,934	Commercial Mortgage Obligation	Commercial Mortgage Pass Through Certificates

Loan	Loan
Interest	Maturity	Loan	Collateral
Rate	Date	Value	Value
3.796%	9/25/14	$10,618,934	$15,042,630

Note 8 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments of as of May 31, 2011. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of May 31, 2011, the total amount segregated in connection with unfunded commitments was $9,100,471. The unrealized depreciation on these commitments of $76,813 as of May 31, 2011 is reported as “Unrealized depreciation on unfunded commitments” on the Statement of Assets and Liabilities.

At May 31, 2011, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

			Unrealized
	Expiration	Principal	Appreciation/
Borrower	Date	Amount	(Depreciation)
Endo Pharmaceuticals	10/10/2011	$1,000,000	$ –
Level 3 Communications LLC	4/21/2012	500,000	–
PTS Catalent	4/10/2013	500,000	(28,313)
Rural/Metro	9/28/2011	300,000	–
ServiceMaster	7/24/2013	800,000	(48,500)
Solera	8/15/2011	1,000,000	–
		$4,100,000	$(76,813)

Note 9 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,317,708 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
Beginning Shares	9,215,636	9,105,240
Shares issued through dividend reinvestment	102,072	110,396
Ending Shares	9,317,708	9,215,636

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On June 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on June 30, 2011, to shareholders of record on June 15, 2011.

On July 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on July 29, 2011, to shareholders of record on July 15, 2011.

32 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Guggenheim Strategic Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (formerly Claymore/Guggenheim Strategic Opportunities Fund) (the Fund), including the portfolio of investments, as of May 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 27, 2007 (commencement of investment operations) through May 31, 2008, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 27, 2011

Annual Report l May 31, 2011 l 33

GOF l Guggenheim Strategic Opportunities Fund l

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $456,028 was received by the Fund through May 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuance to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $188,215 of investment income qualifies for the dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on March 7, 2011. Common shareholders voted on the election of Trustees.

With regards to the election of the following Trustees by common shareholders of the Fund:
	# of Shares	# of Shares
	In Favor	Withheld
Roman Friedrich III	8,004,288	175,242
Robert B. Karn III	8,023,016	156,514
Ronald A. Nyberg	8,029,573	149,957
Ronald E. Toupin, Jr.	8,015,251	164,279

The other Trustees of the Fund whose term did not expire in 2011 are Randall C. Barnes and Kevin M. Robinson.

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**	Principal Occupations during	Number of Portfolios
of Birth and Position(s)	and Length of	the Past Five Years and	in the Fund Complex***	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	54	None.
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-present). Founder and President of Roman Friedrich & Company, Ltd. a mining and	48	Director, Axiom Gold and Silver Corp. (2011 – present), Windstorm Resources, Inc. (2011 – present) and Zincore Metals, Inc. (2009 – present).
Robert B. Karn III Year of birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	48	Director of Peabody Energy Company (2003 – present) and GP Natural Resource Partners LLC (2002 – present).
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	56	None.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Trustee, Bennett Group of Funds (2011-present).

34 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l Supplemental Information (unaudited) continued

Name, Address*, Year	Term of Office**	Principal Occupations during	Number of Portfolios
of Birth and Position(s)	and Length of	the Past Five Years and	in the Fund Complex***	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Interested Trustees:
Kevin M. Robinson† Year of Birth: 1959 Trustee, Chief Executive Officer and Chief Legal Officer	Since 2009	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Services Group, Inc. (2007-present). Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).	2	None.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

—Messrs. Barnes, Friedrich and Robinson, as Class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2012.
—Messrs. Karn, Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2013.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Robinson is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Guggenheim Funds Investment Advisors, LLC, the Fund’s Adviser.

Executive Officers

The executive officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years
Held with Registrant	Time Served	and Other Affiliations
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc.,
Year of Birth: 1959		and Guggenheim Funds Services Group, Inc. (2007-present). Chief Executive Officer and Chief Legal Officer of certain other funds in
Chief Executive Officer		the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
and Chief Legal Officer
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief Accounting
Year of Birth: 1955		Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van
Chief Accounting Officer,		Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004). Chief Financial Officer,
Chief Financial Officer		Treasurer, Van Kampen Funds (1996-2004).
and Treasurer
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of certain other
Year of birth: 1978		funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
Secretary
Bruce Saxon	Since 2007	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present) Chief Compliance Officer of
Year of birth: 1957		certain other funds in. the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris. Investment Management,
Chief Compliance Officer		Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003)

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l May 31, 2011 l 35

GOF l Guggenheim Strategic Opportunities Fund l

Dividend Reinvestment Plan |

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

36 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund l

Board Considerations Regarding Investment Advisory Agreement and Investment
Sub-Advisory Agreement Contract Re-approval

On March 7, 2011, the Board of Trustees (the “Board”) of Guggenheim Strategic Opportunities Fund (the “Fund”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Nominating & Governance Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“Adviser”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Fund and Guggenheim Partners Asset Management, LLC (“Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for its review, the Committee communicated with independent legal counsel regarding the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the request and to follow-up requests for information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance program of the Adviser and of the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board considered the Adviser’s representation that there have not been any material adverse changes to its or its parent’s financial condition since the last time such financial information was provided and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support provided by the Adviser to the Fund. The Board considered the Adviser’s continuing integration into the Guggenheim organization and the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and oversight of the Sub-Adviser’s investment activities. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site compliance reviews and monitoring of compliance with policies and procedures and with the Fund’s investment policies and restrictions. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value and market price basis for the three month, six month, one year, three year and since inception periods ended December 31, 2010. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other leveraged closed-end funds that generally invest a majority of their assets in investment-grade fixed income securities but excluded funds with a majority of their assets in one asset class, sector or country. The Board noted that the Fund’s investment results were consistent with Fund’s stated goal of providing equity-like returns with a level of volatility that is closer to that of fixed income assets. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the positive impact of the leverage on the Fund’s performance for the year ended December 31, 2010. The Board concluded that the Adviser had reviewed and monitored the Sub-Adviser’s investment performance.

The Board compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds, to a group of covered call closed-end funds provided by the Adviser and to the advisory fees that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean advisory fees and expense ratios of the peer group of funds. The Board noted that the Fund’s advisory fee was above the mean of the peer group of funds and considered the Adviser’s view that the Fund implements a variety of strategies, including a covered call equities strategy and swap transactions, which are typically not employed by the peer group of funds. The Board also noted that the Fund’s advisory fee was within the range of advisory fees charged to the covered call closed-end fund group provided by the Adviser.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the estimated revenues the Adviser received under the Investment Advisory Agreement for a nine month period as well as the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provide it with additional revenue.

Investment Sub-Advisory Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board considered the Sub-Adviser’s representation that there have not been any material adverse changes to its financial condition since the last time its financial information was provided. The Board considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Sub-Advisory Agreement.

Annual Report l May 31, 2011 l 37

GOF l Guggenheim Strategic Opportunities Fund l Board Considerations continued

The Board reviewed the performance of the Fund and the peer group of funds over the three month, six month, one year, three year and since inception periods ended December 31, 2010. The Board considered that, during nearly all periods reviewed, the Fund, on a market and net asset value basis, outperformed the peer group of funds. The Board also compared the Fund’s investment performance on a net asset value basis to the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index over relevant time periods. The Board noted that the Fund had outperformed the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index over most of the periods reviewed.

The Board reviewed the sub-advisory fee paid by the Adviser to the Sub-Adviser and compared it to the fees charged by the Sub-Adviser to clients for both fixed income and equity mandates. The Board noted that the Fund’s sub-advisory fee was representative of the Sub-Adviser’s standard client pricing, given the Fund’s exposure to both fixed income and equity securities.

With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to the Fund, the Board considered the Sub-Adviser’s statement that the revenues received under the Investment Sub-Advisory Agreement and estimated allocated expenses in providing services under the Investment Sub-Advisory Agreement had not changed substantially since last reviewed by the Board.

The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. Given the size of the Fund and the relatively fixed nature of closed-end fund assets, the Board does not anticipate significant economies of scale.

The Board considered other benefits derived by the Sub-Adviser from its relationship to the Fund and noted the Sub-Adviser’s statement that the Sub-Adviser’s relationship with the Fund has provided new product development opportunities.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund, taking into consideration such factors as it deemed appropriate in its business judgment.

38 l Annual Report l May 31, 2011

GOF l Guggenheim Strategic Opportunities Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Robert B. Karn III	John Sullivan
	Chief Financial Officer,	Investment Sub-Adviser
Ronald A. Nyberg	Chief Accounting Officer,	Guggenheim Partners Asset
Ronald E. Toupin, Jr., Chairman	and Treasurer	Management, LLC
Santa Monica, California
Kevin M. Robinson*	Bruce Saxon
	Chief Compliance Officer	Accounting Agent, Custodian and
* Trustee is an ‘interested person” of the Fund as defined		Transfer Agent
in the Investment Company Act of 1940, as amended.	Mark E. Mathiasen	The Bank of New York Mellon
	Secretary	New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by call the Fund at (800)345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at www.guggenheimfunds.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

Annual Report l May 31, 2011 l 39

GOF l Guggenheim Strategic Opportunities Fund

About the Fund Manager |

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/11)

CEF-GOF-AR-0511

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,500 and $49,000 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), were $3,000 and $0 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $5,000 and $10,250 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

The registrant’s principal accountant did not bill for non-audit services that required approval by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.                                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                   Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

   Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

   Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                                Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $5,000 and $10,250 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr.; Robert B. Karn III; and Roman Friedrich III.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Asset Management, LLC (“GPAM”).  GPAM’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  GPAM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. GPAM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPAM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPAM’s strategic and tactical policy directives.

The following individuals at GPAM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2011:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2007	Guggenheim Partners Asset Management, LLC.: CEO and CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne Walsh, CFA, FLMI – Senior Managing Director	2007	Guggenheim Partners Asset Management, LLC.: Senior Managing Director – 2007–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 2000–2007.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPAM portfolio managers as of May 31, 2011:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$648,000,000	0	$0
Other pooled investment vehicles	4	$1,956,000,000	3	$1,902,000,000
Other accounts	43	$50,958,000,000	1	$292,000,000

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$551,000,000	0	$0

Other pooled investment vehicles	2	$1,903,000,000	2	$1,903,000,000
Other accounts	33	$48,328,000,000	1	$292,000,000

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPAM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPAM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPAM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPAM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPAM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPAM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPAM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPAM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPAM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPAM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPAM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPAM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPAM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPAM compensates Mr. Minerd and Ms. Walsh for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     GPAM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPAM investments.  All GPAM employees are also eligible to participate in a 401(k) plan to which GPAM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPAM portfolio manager as of May 31, 2011:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd Anne Walsh	None $50,001-$100,000

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           August 8, 2011

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           August 8, 2011